SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 23, 2006

AXONYX INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-25571	86-0883978
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

500 Seventh Avenue, 10th Floor, New York, New York 10018
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 645-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2006, Axonyx Inc. and TorreyPines Therapeutics, Inc., a private Delaware corporation, entered into an Amendment No. 1 to Agreement and Plan of Merger and Reorganization, which is filed as exhibit 2.1 hereto (the “Amendment”). The Amendment amended Section 5.11 of the Agreement and Plan of Merger and Reorganization, dated as of June 7, 2006, by and between Axonyx and TorreyPines (the “Merger Agreement”), increasing from five to six the number of directors TorreyPines will appoint to the Axonyx board of directors after the closing under the Merger Agreement and increasing from three to four the number of the current Axonyx directors who will remain on the board of directors after the closing. The Amendment conforms Section 5.11 of the Merger Agreement to the disclosure made by Axonyx and TorreyPines in the joint proxy statement and prospectus contained in the registration statement on Form S-4 (File No. 333-136018), which was declared effective on August 25, 2006.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed merger. In connection with the proposed merger, Axonyx has filed with the SEC a joint proxy statement and registration statement on Form S-4 (File No. 333-136018), which was declared effective on August 25, 2006. Shareholders are urged to read all relevant documents filed with the SEC, including the joint proxy statement contained in the Form S-4 registration statement, the Merger Agreement (attached as Annex A to the joint proxy statement contained in the Form S-4) and the Amendment (attached hereto as Exhibit 2.1), because they contain important information about the proposed merger transaction. Investors will be able to obtain these filed documents free of charge at the SEC’s web site, http://www.sec.gov.

Participants in the Solicitation

Axonyx and its directors and executive officers and TorreyPines Therapeutics and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Axonyx in connection with the proposed merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction is included in the joint proxy statement referred to above. Additional information regarding the directors and executive officers of Axonyx is also included in Axonyx’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 16, 2006. This document is available free of charge at the SEC’s web site (www.sec.gov ) and from Investor Relations at Axonyx at the address described above.

Item 9.01 Financial Statements and Exhibits.

Exhibits

2.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of August 23, 2006, between Axonyx Inc. and TorreyPines Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of August, 2006.

AXONYX INC.

By:	/s/ S. Colin Neill

Name: S. Colin Neill

Title: Chief Financial Officer